UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:  811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 832-3232

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2026

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2026. The total returns for the Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2026
Cohen & Steers Limited Duration Preferred and Income Fund:
Net Asset Value Total Return(a)	3.07%
Market Price Total Return(a)	3.76%
ICE BofA U.S. All Capital Securities Index(b)	1.59%
ICE BofA U.S. Capital Securities Index(b)	1.88%
Blended Benchmark—55% ICE BofA U.S. IG Institutional Capital Securities Index/ 20% ICE BofA 7% Constrained Adjustable-Rate Preferred Securities Index/ 25% Bloomberg Developed Market USD Contingent Capital Index(b)	2.12%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)	For benchmark descriptions, see page 5.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Market Review

Short-duration preferred securities generated a positive total return in the six months ended June 30, 2026, despite a market that shifted repeatedly as investors navigated competing economic narratives and more hawkish central bank policy expectations.

The period began with a constructive economic backdrop. Prior to the late-February onset of the U.S.–Iran conflict, economic activity was generally supportive of credit, with easing inflation reinforcing expectations that major central banks would cut interest rates in 2026. This dynamic shifted following the conflict’s disruption to seaborne energy flows. Fixed income and equities alike were pressured as investors struggled to gauge the likely duration of the conflict, its economic implications and the scope of any resulting monetary policy response. By April, however, sentiment improved as markets began to price in the expectation of a relatively swift resolution of the conflict and as the global economy proved more resilient than feared, restoring confidence that credit fundamentals would remain intact. Nevertheless, persistent inflation tempered expectations for monetary easing.

Across the period, the U.S. Treasury yield curve flattened, with shorter-maturity yields rising more than long-end yields. Persistent inflation (driven by the spike in energy prices, artificial intelligence capital spending and tariffs), along with better-than-expected growth, tempered expectations for monetary easing. Kevin Warsh was sworn in as the new Federal Reserve Chair and struck a surprisingly hawkish tone at his first policy-setting meeting.

Supported by economic strength and investors’ search for income, credit spreads remained relatively stable throughout the period, ultimately finishing near where they began. In addition to the supportive credit environment, preferreds benefited from limited new supply, which bolstered demand for existing issues. Consequently, preferred securities outperformed U.S. Treasuries and investment-grade corporate bonds. Within preferreds, performance dispersion reflected not only sector and credit quality but also instrument structure, with floating-rate and fixed-to-reset securities generally proving more resilient than long-duration, fixed-rate issues.

Fund Performance

The Fund had a positive total return over the period and outperformed its blended benchmark on both a NAV and market price basis.

Results in the banking sector, the dominant issuer of preferreds, remained supportive. Companies largely met or beat analysts’ earnings estimates and forward guidance. Capital ratios for global systemically important banks remained well above regulatory minimums on average. Security selection in the banking sector was an important contributor to relative performance, led by overweight positions in high-yielding European bank contingent capital securities — the strongest-performing segment of the hybrid market. Additionally, the portfolio benefited from an underweight allocation to stable-value U.S. bank securities that offered more limited upside.

Idiosyncratic risks affected certain segments of the fixed income market, including select preferred issuers in the insurance sector with greater exposure to private credit. However, we do not believe this reflects broader systemic credit stress. Insurer exposure to higher-risk private credit is generally more limited than headline figures suggest. In particular, software-related lending—the area most directly associated with artificial intelligence (AI) disruption—represents only a very small

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

portion of insurer investment portfolios and is typically held within senior secured structures. The Fund’s underweight allocation and security selection in the insurance sector contributed to relative performance.

New issuance by utilities continued to add diversification to the preferreds market. This issuance is often directly tied to rising capital needs driven by AI adoption, data-center expansion, and the growing importance of reliable energy infrastructure. While AI increases investment demands and near-term costs, the sector benefits from scale, regulation, and embedded infrastructure in our view that helps protect companies’ earnings durability. Security selection in the utilities sector modestly contributed to relative performance.

Pipelines were the top-performing sector, partially due to the sharp rise in energy prices. The Fund’s security selection in the pipeline sector aided relative performance, led by an overweight position in an issue from a U.S. liquefied natural gas exporter with exposure to spot prices.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund’s performance for the six months ended June 30, 2026.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. In addition, the Fund also used interest rate swaps to manage interest rate risk on certain Fund positions. The Fund’s use of interest rate swaps contributed to the Fund’s total return for the six months ended June 30, 2026.

The Fund used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards contributed to the Fund’s total return.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Sincerely,

ELAINE ZAHARIS-NIKAS

Portfolio Manager

JERRY DOROST	ROBERT KASTOFF
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2026

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	9.27%	4.95%	6.85%	7.64%
Fund at Market Price	8.58%	2.94%	6.58%	6.85%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Benchmark Descriptions:

The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA U.S. Capital Securities Index is a subset of the ICE BofA U.S. Corporate Index including securities with deferrable coupons. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar-denominated investment-grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA 7% Constrained Adjustable Rate Preferred Securities Index tracks the performance of U.S. dollar-denominated investment-grade floating-rate preferred securities publicly issued in the U.S. domestic market, but with issuer exposure capped at 7%. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers.

(a)	Commencement of investment operations was July 27, 2012.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2026, leverage represented 33% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2028 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	33%
% Variable Rate Financing	16%
Variable Rate	4.4%
% Fixed Rate Financing(c)	84%
Weighted Average Rate on Fixed Financing	2.5%
Weighted Average Term on Fixed Financing	1.2 years
Weighted Average Cost of All Financing	2.8%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2026. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

June 30, 2026

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Managed Assets

Goldman Sachs Group, Inc., 7.50%, Series X	$14,340,147	1.5
Citigroup, Inc., 6.95%, Series FF	13,774,950	1.4
Bank of America Corp., 6.625%, Series OO	13,553,437	1.4
Citigroup, Inc., 6.875%, Series GG	12,078,845	1.3
First Horizon Bank, 4.79%	11,173,125	1.2
BNP Paribas SA, 7.75% (France)	9,746,287	1.0
Hartford Insurance Group, Inc., 6.038%, due 2/12/47, Series ICON	9,731,767	1.0
Enbridge, Inc., 8.50%, due 1/15/84 (Canada)	9,079,485	0.9
Standard Chartered PLC, 7.875% (United Kingdom)	9,071,203	0.9
BNP Paribas SA, 8.00% (France)	8,693,835	0.9

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b) (Based on Managed Assets) (Unaudited)

(b)	Excludes derivative instruments.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS

June 30, 2026 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	7.0%
BANKING	3.5%
Citigroup, Inc., 6.25%, Series II(a)(b)		31,021	$780,488
Fifth Third Bancorp, 6.875% to 10/1/30(a)(b)(c)		178,843	4,632,034
First Horizon Corp., 6.75%, Series H(a)(b)		125,160	3,126,497
M&T Bank Corp., 6.35%, Series K(a)(b)		191,600	4,692,284
M&T Bank Corp., 7.50%, Series J(a)(b)		211,575	5,500,950
Morgan Stanley, 6.625%, Series Q(a)(b)		112,834	2,865,984
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(b)(c)		39,102	956,044

			22,554,281

FINANCIAL SERVICES	1.0%
Brookfield Oaktree Holdings LLC, 6.55%, Series B(a)(b)		99,985	2,082,688
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(b)		38,107	795,293
KKR & Co., Inc., 6.875%, due 6/1/65, Series T(a)		85,452	2,073,065
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		63,841	1,494,518

			6,445,564

INSURANCE	1.5%
Aspen Insurance Holdings Ltd., 7.00% (Bermuda)(b)		60,000	1,396,800
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(b)(c)		69,846	1,688,876
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(c)		58,650	1,448,655
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)(c)		67,992	1,700,480
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		68,732	1,686,683
Lincoln National Corp., 9.00%, Series D(a)(b)		74,292	1,934,564

			9,856,058

TELECOMMUNICATIONS	0.2%
T-Mobile USA, Inc., Senior Debt, 5.50%, due 3/1/70(a)		37,357	761,709
T-Mobile USA, Inc., Senior Debt, 5.50%, due 6/1/70(a)		40,539	832,671

			1,594,380

UTILITIES	0.8%
Algonquin Power & Utilities Corp., 8.864% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(a)(d)		46,926	1,196,144
DTE Energy Co., 6.25%, due 10/1/85, Series H(a)		46,728	1,110,257
NextEra Energy Capital Holdings, Inc., 6.50%, due 4/15/86, Series Z(a)		103,540	2,590,571

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Shares	Value
Xcel Energy, Inc., 6.25%, due 10/15/85(a)	12,078	$283,833

		5,180,805

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$46,536,091)		45,631,088

		Principal Amount*		Value
PREFERRED SECURITIES—OVER-THE-COUNTER	138.1%
BANKING	86.5%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(b)(c)(e)(f)		EUR	1,000,000	1,244,396
AIB Group PLC, 6.00% to 7/14/31 (Ireland)(b)(c)(e)(f)		EUR	1,000,000	1,186,981
Alpha Bank SA, 7.50% to 6/10/30 (Greece)(b)(c)(e)(f)		EUR	1,800,000	2,246,023
Banco Bilbao Vizcaya Argentaria SA, 7.125% to 5/8/33 (Spain)(b)(c)(e)			3,800,000	3,849,947
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(b)(c)(e)			3,041,000	3,322,274
Banco BPM SpA, 6.25% to 5/27/30 (Italy)(b)(c)(e)(f)		EUR	800,000	948,777
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(b)(c)(e)(f)		EUR	1,600,000	1,928,846
Banco Santander SA, 7.25% to 12/3/35 (Spain)(b)(c)(e)			4,000,000	4,067,759
Banco Santander SA, 8.00% to 2/1/34 (Spain)(b)(c)(e)			7,600,000	8,203,936
Banco Santander SA, 9.625% to 11/21/28 (Spain)(b)(c)(e)			2,200,000	2,397,771
Banco Santander SA, 9.625% to 5/21/33 (Spain)(b)(c)(e)			5,200,000	6,131,102
Bank of America Corp., 6.25% to 7/26/30, Series UU(a)(b)(c)			6,160,000	6,237,363
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(b)(c)			13,140,000	13,553,437
Bank of Montreal, 6.875% to 11/26/30, due 11/26/85, Series 6 (Canada)(a)(c)			5,700,000	5,798,878
Bank of Montreal, 7.30% to 11/26/34, due 11/26/84 (Canada)(a)(c)			1,100,000	1,154,286
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(a)(c)			800,000	837,201
Bank of Nova Scotia, 6.578% (3 Month USD Term SOFR + 2.910%) (Canada)(a)(b)(d)			2,000,000	1,993,722

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*		Value
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(a)(c)		6,000,000	$6,074,142
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)(c)		3,200,000	3,317,136
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(c)		2,400,000	2,533,315
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(b)(c)		1,170,000	1,213,875
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(b)(c)(e)		3,400,000	3,555,496
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(b)(c)(e)		2,600,000	2,737,722
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(b)(c)(e)(f)	GBP	3,500,000	4,949,960
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(b)(c)(e)(f)	GBP	5,200,000	7,149,783
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(b)(c)(e)	GBP	2,000,000	2,820,696
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(b)(c)(e)		7,200,000	7,992,662
BNP Paribas SA, 4.625% to 2/25/31 (France)(b)(c)(e)(g)		5,000,000	4,606,442
BNP Paribas SA, 6.875% to 12/15/33 (France)(b)(c)(e)(g)		2,000,000	1,999,887
BNP Paribas SA, 7.00% to 8/16/28 (France)(b)(c)(e)(g)		2,000,000	2,048,844
BNP Paribas SA, 7.20% to 4/17/36 (France)(b)(c)(e)(g)		3,300,000	3,322,110
BNP Paribas SA, 7.375% to 9/10/34 (France)(b)(c)(e)(g)		6,200,000	6,479,893
BNP Paribas SA, 7.75% to 8/16/29 (France)(b)(c)(e)(g)		9,300,000	9,746,287
BNP Paribas SA, 8.00% to 8/22/31 (France)(b)(c)(e)(g)		8,100,000	8,693,835
BNP Paribas SA, 8.50% to 8/14/28 (France)(b)(c)(e)(g)		6,400,000	6,751,808
BNP Paribas SA, 9.25% to 11/17/27 (France)(b)(c)(e)(g)		2,200,000	2,305,481
BPER Banca SpA, 6.50% to 3/20/30 (Italy)(b)(c)(e)(f)	EUR	800,000	957,010
CaixaBank SA, 6.25% to 7/24/32 (Spain)(b)(c)(e)(f)	EUR	3,000,000	3,619,050
Canadian Imperial Bank of Commerce, 6.50% to 7/28/31, due 7/28/86 (Canada)(a)(c)		4,600,000	4,611,914
Canadian Imperial Bank of Commerce, 7.00% to 10/28/30, due 10/28/85 (Canada)(a)(c)		3,600,000	3,701,318
Charles Schwab Corp., 6.10% to 6/1/31, Series L(a)(b)(c)		4,462,000	4,465,279
Citigroup, Inc., 6.625% to 2/15/31, Series HH(b)(c)		7,802,000	7,952,399

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*		Value
Citigroup, Inc., 6.875% to 8/15/30, Series GG(b)(c)		11,788,000	$12,078,845
Citigroup, Inc., 6.95% to 2/15/30, Series FF(b)(c)		13,459,000	13,774,950
Citigroup, Inc., 7.00% to 8/15/34, Series DD(b)(c)		3,808,000	3,973,576
Citigroup, Inc., 7.625% to 11/15/28, Series AA(b)(c)		5,238,000	5,444,932
CoBank ACB, 6.45% to 10/1/27, Series K(b)(c)		2,300,000	2,311,282
CoBank ACB, 6.75% to 7/1/31, Series N(b)(c)		1,930,000	1,945,000
CoBank ACB, 7.125% to 1/1/30, Series M(b)(c)		1,831,000	1,860,270
Commerzbank AG, 7.50% to 10/9/30 (Germany)(b)(c)(e)(f)		3,600,000	3,765,706
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(b)(c)(e)(f)	GBP	2,900,000	4,054,792
Credit Agricole SA, 7.125% to 9/23/35 (France)(a)(b)(c)(e)(g)		6,200,000	6,390,675
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(b)(e)(g)(h)(i)		1,400,000	350,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(b)(e)(g)(h)(i)		4,300,000	1,075,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(b)(e)(g)(h)(i)		2,400,000	600,000
Deutsche Bank AG, 6.75% to 10/30/34 (Germany)(b)(c)(e)(f)	EUR	1,400,000	1,655,977
Deutsche Bank AG, 6.75% to 10/30/35 (Germany)(b)(c)(e)(f)	EUR	3,000,000	3,509,670
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(b)(c)(e)(f)	EUR	4,200,000	5,218,825
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(b)(c)(e)(f)	EUR	3,600,000	4,490,497
Erste Group Bank AG, 5.875% to 4/15/33 (Austria)(b)(c)(e)(f)	EUR	2,600,000	2,984,165
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(a)(b)(c)(e)(f)	EUR	1,600,000	1,929,040
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(c)(e)(f)	EUR	1,800,000	2,236,624
Eurobank SA, 6.25% to 11/10/33 (Greece)(b)(c)(e)(f)	EUR	1,000,000	1,166,803
Eurobank SA, 6.625% to 6/4/31 (Greece)(b)(c)(e)(f)	EUR	3,250,000	3,913,928
Farm Credit Bank of Texas, 7.00% to 9/15/30, Series 6(b)(c)		2,500,000	2,551,825
Farm Credit Bank of Texas, 7.75% to 6/15/29(b)(c)		2,260,000	2,359,370

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*			Value
First Citizens BancShares, Inc., 7.898% (3 Month USD Term SOFR + 4.234%), Series B(b)(d)		4,674,000		$4,680,871
First Horizon Bank, 4.79% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(b)(d)(g)		14,750	†	11,173,125
Goldman Sachs Capital I, 6.345%, due 2/15/34		462,000		481,207
Goldman Sachs Group, Inc., 6.85% to 2/10/30, Series Z(b)(c)		6,486,000		6,671,848
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(b)(c)		13,665,000		14,340,147
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(b)(c)(e)		1,100,000		1,036,035
HSBC Holdings PLC, 6.75% to 3/24/31 (United Kingdom)(a)(b)(c)(e)		6,400,000		6,458,995
HSBC Holdings PLC, 6.75% to 11/18/32, Series 1 (United Kingdom)(a)(b)(c)(e)		1,400,000		1,409,897
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(b)(c)(e)		2,000,000		2,056,350
HSBC Holdings PLC, 7.00% to 9/24/35 (United Kingdom)(a)(b)(c)(e)		4,300,000		4,424,231
HSBC Holdings PLC, 7.05% to 6/5/30 (United Kingdom)(a)(b)(c)(e)		5,400,000		5,545,843
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)(e)		2,200,000		2,277,902
Huntington Bancshares, Inc., 6.25% to 10/15/30, Series K(b)(c)		3,250,000		3,285,198
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(b)(c)(e)		7,700,000		7,925,456
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(b)(c)(e)(f)		3,900,000		4,098,605
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(b)(c)(e)(f)		1,700,000		1,755,360
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(b)(c)(e)(f)		6,000,000		6,398,415
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(b)(c)(e)(f)	EUR	2,400,000		3,005,666
JPMorgan Chase & Co., 6.10% to 7/1/31, Series PP(a)(b)(c)		6,675,000		6,761,542
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(b)(c)		1,854,000		1,899,351

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*		Value
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)(c)		5,596,000	$5,864,731
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(b)(c)(e)(f)		1,800,000	1,875,593
Landesbank Baden-Wuerttemberg, 6.75% to 10/15/30 (Germany)(a)(b)(c)(e)(f)	EUR	1,200,000	1,451,521
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(a)(b)(c)(e)	GBP	3,200,000	4,379,551
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(b)(c)(e)		2,200,000	2,348,918
Mellon Capital IV, 4.504% (3 Month USD Term SOFR + 0.827%, Floor 4.00%), Series 1(a)(b)(d)		2,967,000	2,532,927
Nationwide Building Society, 7.50% to 12/20/30 (United Kingdom)(b)(c)(e)(f)	GBP	1,200,000	1,637,171
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(a)(b)(c)(e)(f)	GBP	3,000,000	4,159,017
NatWest Group PLC, 7.30% to 11/19/34 (United Kingdom)(a)(b)(c)(e)		800,000	835,690
NatWest Group PLC, 7.50% to 6/3/36 (United Kingdom)(a)(b)(c)(e)(f)	GBP	1,900,000	2,544,047
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(b)(c)(e)		4,200,000	4,649,921
Nordea Bank Abp, 6.75% to 11/10/33 (Finland)(a)(b)(c)(e)(g)		3,200,000	3,234,397
Piraeus Bank SA, 6.75% to 12/30/30 (Greece)(b)(c)(e)(f)	EUR	2,600,000	3,141,053
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)(c)		5,179,000	5,296,646
Royal Bank of Canada, 6.50% to 5/24/33, due 5/24/86 (Canada)(a)(c)		1,900,000	1,890,674
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(a)(c)		2,500,000	2,474,260
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(c)		8,400,000	8,548,596
Royal Bank of Canada, 7.50% to 5/2/29, due 5/2/84 (Canada)(a)(c)		2,400,000	2,505,259
Societe Generale SA, 5.375% to 11/18/30 (France)(b)(c)(e)(g)		2,000,000	1,916,448
Societe Generale SA, 6.75% to 4/6/28 (France)(b)(c)(e)(g)		5,800,000	5,855,419

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*	Value
Societe Generale SA, 7.125% to 7/15/35 (France)(b)(c)(e)(g)	3,500,000	$3,479,167
Societe Generale SA, 8.125% to 11/21/29 (France)(b)(c)(e)(g)	5,800,000	6,110,283
Societe Generale SA, 8.50% to 3/25/34 (France)(b)(c)(e)(g)	6,400,000	7,062,253
Societe Generale SA, 9.375% to 11/22/27 (France)(b)(c)(e)(g)	5,000,000	5,271,440
Societe Generale SA, 10.00% to 11/14/28 (France)(b)(c)(e)(g)	6,600,000	7,205,609
Standard Chartered PLC, 7.00% to 6/8/33 (United Kingdom)(b)(c)(e)(g)	1,800,000	1,814,116
Standard Chartered PLC, 7.00% to 11/14/35 (United Kingdom)(b)(c)(e)(g)	1,000,000	1,013,408
Standard Chartered PLC, 7.625% to 1/16/32 (United Kingdom)(b)(c)(e)(g)	1,000,000	1,054,932
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(b)(c)(e)(g)	8,600,000	9,071,203
State Street Corp., 6.70% to 3/15/29, Series I(b)(c)	915,000	946,737
Swedbank AB, 7.75% to 3/17/30 (Sweden)(a)(b)(c)(e)(f)	5,400,000	5,711,380
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(a)(c)	3,600,000	3,625,099
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(c)	3,500,000	3,633,892
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(c)	4,400,000	4,550,665
Truist Financial Corp., 6.669% to 9/1/26, Series N(a)(b)(c)	7,507,000	7,505,840
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(b)(c)(e)(g)	1,500,000	1,377,795
UBS Group AG, 6.625% to 1/8/31 (Switzerland)(a)(b)(c)(e)(g)	8,500,000	8,554,570
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(c)(e)(g)	1,700,000	1,732,596
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(b)(c)(e)(g)	6,400,000	6,428,921
UBS Group AG, 7.00% to 1/8/36 (Switzerland)(a)(b)(c)(e)(g)	6,900,000	6,979,233
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(b)(c)(e)(g)	7,400,000	7,822,658

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*		Value
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(c)(e)(g)			3,600,000	$3,876,469
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(c)(e)(g)			6,400,000	7,396,109
USB Capital IX, 4.955% (3 Month USD Term SOFR + 1.282%, Floor 3.50%)(b)(d)			5,943,000	4,673,119
USB Realty Corp., 5.082% (3 Month USD Term SOFR + 1.409%)(a)(b)(d)(g)			3,000,000	2,758,995
Wells Fargo & Co., 5.95%, due 12/15/36			1,671,000	1,715,064
Wells Fargo & Co., 6.125% to 6/15/31, Series GG(b)(c)			3,916,000	3,964,179
Wells Fargo & Co., 6.85% to 9/15/29(b)(c)			1,374,000	1,428,522
Wells Fargo & Co., 7.625% to 9/15/28(b)(c)			4,520,000	4,757,585

				562,700,517

CONSUMER DISCRETIONARY PRODUCTS	1.1%
Stellantis NV, 6.25% to 3/16/31(b)(c)(f)		EUR	1,200,000	1,345,443
Stellantis NV, 6.875% to 12/16/33(b)(c)(f)		EUR	1,980,000	2,209,882
Stellantis NV, 8.25% to 6/16/32(b)(c)(f)		GBP	1,650,000	2,142,761
Volkswagen International Finance NV, 7.875% to 9/6/32 (Germany)(a)(b)(c)(f)		EUR	1,300,000	1,690,581

				7,388,667

ENERGY	1.0%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(b)(c)			2,507,000	2,552,344
BP Capital Markets PLC, 6.45% to 12/1/33(a)(b)(c)			2,275,000	2,362,446
Sunoco LP, 7.875% to 9/18/30(b)(c)(g)			1,410,000	1,467,221

				6,382,011

FINANCIAL SERVICES	3.8%
Ally Financial, Inc., 7.10% to 8/15/31, Series D(b)(c)			4,958,000	5,026,530
ARES Finance Co. III LLC, 4.125% to 7/30/26, due 6/30/51(a)(c)(g)			1,903,000	1,906,201
HA Sustainable Infrastructure Capital, Inc., 7.125% to 8/17/31, due 11/15/56(c)			1,735,000	1,765,503
HA Sustainable Infrastructure Capital, Inc., 8.00% to 3/1/31, due 6/1/56(c)			2,550,000	2,703,033
ILFC E-Capital Trust I, 6.48% (30 Year CMT + 1.550%), due 12/21/65(d)(g)			4,585,000	3,940,905
ILFC E-Capital Trust II, 6.73% (30 Year CMT + 1.800%), due 12/21/65(d)(g)			4,150,000	3,666,566

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*		Value
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(b)(c)(e)			5,600,000	$5,761,599

				24,770,337

HEALTH CARE	1.2%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(c)			3,536,000	3,672,638
Humana, Inc., 6.625% to 6/15/31, due 9/15/56(c)			3,814,000	3,803,858

				7,476,496

INSURANCE	13.9%
Allianz SE, 6.50% to 10/30/34 (Germany)(a)(b)(c)(e)(g)			1,800,000	1,808,928
Allianz SE, 6.55% to 10/30/33 (Germany)(a)(b)(c)(e)(g)			3,600,000	3,662,572
Allstate Corp., 6.851% (3 Month USD Term SOFR + 3.200%), due 8/15/53, Series B(d)			3,400,000	3,410,601
American National Group, Inc., 7.00% to 12/1/30, due 12/1/55(c)			1,500,000	1,465,801
Athene Holding Ltd., 6.875% to 3/28/35, due 6/28/55(a)(c)			2,421,000	2,325,820
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(b)(c)(e)(f)		EUR	3,200,000	3,880,783
Corebridge Financial, Inc., 6.375% to 6/15/34, due 9/15/54(a)(c)			820,000	814,402
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(c)			1,300,000	1,323,237
Corebridge Financial, Inc., 6.875% to 12/1/30(b)(c)			3,440,000	3,581,745
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(b)(c)(g)			2,200,000	2,242,702
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(c)			1,470,000	1,515,047
Global Atlantic Fin Co., 7.25% to 3/1/31, due 3/1/56(c)(g)			3,370,000	3,305,225
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(c)(g)			3,308,000	3,333,657
Hartford Insurance Group, Inc., 6.038% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(d)(g)			9,885,000	9,731,767
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(a)(c)(f)			1,979,000	1,946,325

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*	Value
Lincoln National Corp., 5.977% (3 Month USD Term SOFR + 2.302%), due 4/20/67(a)(d)		6,100,000	$5,053,850
Lincoln National Corp., 6.268% (3 Month USD Term SOFR + 2.619%), due 5/17/66(a)(d)		4,000,000	3,500,966
Lincoln National Corp., 9.25% to 12/1/27, Series C(b)(c)		2,134,000	2,248,577
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(g)		7,080,000	7,772,636
MetLife, Inc., 9.25%, due 4/8/38(a)(g)		6,150,000	7,188,747
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(c)		2,780,000	2,816,615
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Japan)(a)(f)		3,600,000	3,745,623
RLGH Finance Bermuda Ltd., 6.875% to 5/19/32 (Japan)(b)(c)(f)		6,000,000	6,006,158
Rothesay Life PLC, 7.00% to 6/3/35 (United Kingdom)(b)(c)(e)(f)		2,200,000	2,195,267
SBL Holdings, Inc., 6.50% to 11/13/26(b)(c)(g)		2,925,000	2,668,039
SBL Holdings, Inc., 9.508% to 5/13/30(b)(c)(g)		2,075,000	1,981,744
Voya Financial, Inc., 7.758% to 9/15/28, Series A(b)(c)		1,109,000	1,154,201

			90,681,035

PIPELINES	10.4%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(c)		1,864,000	1,882,239
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(c)		3,075,000	3,269,460
Enbridge, Inc., 7.375% to 12/15/29, due 3/15/55 (Canada)(a)(c)		825,000	870,650
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(c)		3,088,000	3,350,146
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(c)		3,379,000	3,568,765
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(c)		7,940,000	9,079,485
Energy Transfer LP, 6.625% to 2/15/28, Series B(b)(c)		8,059,000	8,128,219
Energy Transfer LP, 6.75% to 11/15/35, due 2/15/56(c)		1,400,000	1,430,736
Energy Transfer LP, 7.125% to 5/15/30, Series G(b)(c)		6,032,000	6,226,984

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*		Value
Enterprise Products Operating LLC, 6.70% (3 Month USD Term SOFR + 3.039%), due 6/1/67(a)(d)			2,000,000	$1,996,880
Enterprise Products Operating LLC, 6.897% (3 Month USD Term SOFR + 3.248%), due 8/16/77, Series D(a)(d)			4,592,000	4,593,273
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(a)(c)			3,575,000	3,549,815
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(a)(c)			1,900,000	1,908,952
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(c)			1,340,000	1,432,752
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(c)			4,260,000	4,463,888
TransCanada PipeLines Ltd., 6.125% to 7/17/31, due 10/17/56 (Canada)(a)(c)			2,052,000	2,075,374
TransCanada PipeLines Ltd., 6.375% to 7/17/36, due 10/17/56 (Canada)(a)(c)			1,909,000	1,932,034
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(c)			3,104,000	3,071,249
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(c)(g)			4,904,000	4,790,400

				67,621,301

TELECOMMUNICATIONS	5.0%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(c)			2,980,000	3,047,673
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(c)			3,700,000	3,824,594
Rogers Communications, Inc., 6.875% to 5/2/31, due 7/31/56 (Canada)(c)			1,134,000	1,147,778
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(b)(c)(f)		EUR	1,600,000	1,947,410
TELUS Corp., 6.375% to 3/9/31, due 6/9/56 (Canada)(c)			3,100,000	3,101,725
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(c)			3,620,000	3,672,635
TELUS Corp., 6.625% to 3/9/36, due 6/9/56 (Canada)(c)			4,870,000	4,860,160
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(c)			2,750,000	2,850,768

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*	Value
Verizon Communications, Inc., 6.05% to 2/14/33, due 5/14/58(a)(c)		3,912,000	$3,949,246
Verizon Communications, Inc., 6.20% to 2/14/36, due 5/14/56(a)(c)		4,120,000	4,166,754

			32,568,743

UTILITIES	15.2%
AES Corp., 6.95% to 4/15/30, due 7/15/55(c)		1,716,000	1,695,312
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)		5,322,000	5,273,107
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(c)(g)		4,220,000	4,425,974
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(c)		5,280,000	5,251,938
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(c)		1,518,000	1,625,288
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(c)		5,054,000	5,272,833
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(c)		1,092,000	1,148,180
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(c)		2,750,000	2,850,111
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(c)		2,940,000	3,012,100
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(a)(c)		3,785,000	3,798,240
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(c)		1,955,000	2,016,921
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(c)		2,760,000	2,853,208
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(a)(c)		1,340,000	1,419,239
Emera U.S. Finance LLC, 6.65% to 7/1/31, due 10/1/56, Series A(c)		1,974,000	1,999,541
Emera U.S. Finance LLC, 6.85% to 7/1/36, due 10/1/56, Series B(c)		2,282,000	2,336,695
Entergy Corp., 6.10% to 3/15/36, due 6/15/56(a)(c)		2,160,000	2,165,346
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(c)		1,845,000	1,908,413
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(c)		2,377,000	2,470,221
Evergy, Inc., 6.65% to 3/2/30, due 6/1/55(a)(c)		2,640,000	2,708,004

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*	Value
Eversource Energy, 6.10% to 5/15/31, due 8/15/56, Series A(c)		1,968,000	$1,964,831
Eversource Energy, 6.35% to 5/15/36, due 8/15/56, Series B(c)		3,294,000	3,298,098
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(a)(c)		1,020,000	1,047,256
NextEra Energy Capital Holdings, Inc., 6.20% to 7/4/36, due 10/1/56, Series BB(c)		3,121,000	3,119,216
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(c)		3,695,000	3,793,989
NextEra Energy Capital Holdings, Inc., 6.625% to 7/4/46, due 10/1/66, Series CC(c)		5,136,000	5,217,082
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(c)		4,863,000	5,066,677
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(c)		261,000	270,163
Puget Energy, Inc., 7.00% to 6/15/31, due 9/15/56(c)		2,085,000	2,110,205
Sempra, 6.375% to 1/1/31, due 4/1/56(a)(c)		3,470,000	3,506,921
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(c)		5,274,000	5,303,967
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(c)		5,652,000	5,785,444
Spire, Inc., 6.25% to 3/1/31, due 6/1/56(a)(c)		2,690,000	2,681,136
Spire, Inc., 6.45% to 3/1/36, due 6/1/56(a)(c)		1,610,000	1,621,428

			99,017,084

TOTAL PREFERRED SECURITIES— OVER-THE-COUNTER
(Identified cost—$876,734,067)			898,606,191

CORPORATE BONDS	0.2%
UTILITIES
ENEL Finance International NV, 7.50%, due 10/14/32 (Italy)(a)(g)		800,000	896,656

TOTAL CORPORATE BONDS
(Identified cost—$782,952)			896,656

		Shares
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.58%(j)		4,262,575	4,262,575

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.58%(j)		2,421,928	$2,421,928

TOTAL SHORT-TERM INVESTMENTS
(Identified cost—$6,684,503)			6,684,503

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$930,737,613)	146.3%		951,818,438
LIABILITIES IN EXCESS OF OTHER ASSETS	(46.3)		(301,223,194)

NET ASSETS	100.0%		$650,595,244

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate	Fixed Rate Pay/ Receive	Fixed Payment Frequency	Floating Rate		Floating Rate Pay/ Receive	Floating Payment Frequency	Maturity Date	Unrealized Appreciation (Depreciation)	Upfront Payments (Receipts)	Value
EUR 11,060,000	2.388%	Pay	Annually	2.639	%(k)	Receive	Semi-Annually	12/16/30	$ 29,159	$ —	$ 29,159
9,000,000	2.548%	Pay	Annually	2.462	%(k)	Receive	Semi-Annually	11/1/32	(658)	—	(658)
$ 94,000,000	1.181%	Pay	Monthly	3.794	%(l)	Receive	Monthly	9/15/26	642,565	(1,381)	641,184
90,000,000	0.930%	Pay	Monthly	3.794	%(l)	Receive	Monthly	9/15/27	3,515,390	(5,916)	3,509,474
40,000,000	3.655%	Pay	Monthly	3.680	%(l)	Receive	Monthly	9/15/28	225,365	—	225,365
40,000,000	3.588%	Pay	Monthly	3.680	%(l)	Receive	Monthly	9/15/28	284,479	—	284,479
13,300,000	3.227%	Receive	Annually	3.680	%(l)	Pay	Annually	12/16/30	(403,247)	—	(403,247)
10,500,000	3.497%	Receive	Annually	3.680	%(l)	Pay	Annually	11/1/32	(268,126)	—	(268,126)

									$4,024,927	$ (7,297)	$4,017,630

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,200,000	USD	2,505,954	7/23/26	$(9,905)
Brown Brothers Harriman	EUR	52,508,296	USD	60,172,144	7/23/26	125,110
Brown Brothers Harriman	GBP	24,713,611	USD	32,709,453	7/23/26	(71,405)
Brown Brothers Harriman	USD	4,162,118	EUR	3,664,395	7/23/26	28,382

						$72,182

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EUR	Euro Currency
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities— Exchange-Traded	$45,631,088	$—	$—	$45,631,088
Preferred Securities— Over-the-Counter	—	898,606,191	—	898,606,191
Corporate Bonds	—	896,656	—	896,656
Short-Term Investments	—	6,684,503	—	6,684,503

Total Investments in Securities	$45,631,088	$906,187,350	$—	$951,818,438

Forward Foreign Currency Exchange Contracts	$—	$153,492	$—	$153,492
Interest Rate Swap Contracts	—	4,696,958	—	4,696,958

Total Derivative Assets	$—	$4,850,450	$—	$4,850,450

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Exchange Contracts	$—	$(81,310)	$—	$(81,310)
Interest Rate Swap Contracts	—	(672,031)	—	(672,031)

Total Derivative Liabilities	$—	$(753,341)	$—	$(753,341)

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $410,729,147 in aggregate has been pledged as collateral.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Security converts to floating rate after the indicated fixed–rate coupon period.
(d)	Variable rate. Rate shown is in effect at June 30, 2026.
(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $352,299,272 which represents 54.2% of the net assets of the Fund (36.5% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $122,044,914 which represents 18.8% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $230,349,348 which represents 35.4% of the net assets of the Fund, of which 2.0% are illiquid.

(h)	Non–income producing security.
(i)	Security is in default.
(j)	Rate quoted represents the annualized seven–day yield.
(k)	Based on 6-Month EURIBOR. Represents rates in effect at June 30, 2026.
(l)	Based on 1-Day USD-SOFR-OIS. Represents rates in effect at June 30, 2026.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

Country Summary	% of Managed Assets
United States	46.2
Canada	13.0
United Kingdom	9.9
France	9.2
Switzerland	5.0
Spain	3.7
Germany	2.8
Netherlands	2.6
Japan	1.8
Greece	1.1
Austria	0.7
Italy	0.6
Sweden	0.6
Other (includes short-term investments)	2.8

100.0

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2026 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$930,737,613)	$951,818,438
Cash	434,711
Cash collateral pledged for interest rate swap contracts	2,164,384
Foreign currency, at value (Identified cost—$887,412)	890,115
Receivable for:
Dividends and interest	12,122,402
Investment securities sold	947,682
Variation margin on interest rate swap contracts	64,411
Unrealized appreciation on forward foreign currency exchange contracts	153,492
Other assets	33,312

Total Assets	968,628,947

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	81,310
Payable for:
Credit agreement	315,000,000
Interest expense	1,135,312
Investment securities purchased	891,979
Investment advisory fees	553,783
Dividends and distributions declared	199,551
Administration fees	47,467
Other liabilities	124,301

Total Liabilities	318,033,703

NET ASSETS	$650,595,244

NET ASSETS consist of:
Paid-in capital	$684,634,612
Total distributable earnings/(accumulated loss)	(34,039,368)

$650,595,244

NET ASSET VALUE PER SHARE:
($650,595,244 ÷ 29,079,221 shares outstanding)	$22.37

MARKET PRICE PER SHARE	$21.16

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(5.41)%

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2026 (Unaudited)

Investment Income:
Interest	$29,680,631
Dividends	2,046,313

Total Investment Income	31,726,944

Expenses:
Interest expense	6,875,313
Investment advisory fees	3,349,432
Administration fees	332,048
Professional fees	74,433
Shareholder reporting expenses	41,303
Directors’ fees and expenses	15,042
Custodian fees and expenses	13,979
Transfer agent fees and expenses	9,044
Miscellaneous	26,989

Total Expenses	10,737,583

Net Investment Income (Loss)	20,989,361

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	7,796,034
Interest rate swap contracts	2,602,875
Forward foreign currency exchange contracts	2,427,180
Foreign currency transactions	26,508

Net realized gain (loss)	12,852,597

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(15,157,501)
Interest rate swap contracts	(846,517)
Forward foreign currency exchange contracts	437,486
Foreign currency translations	(31,843)

Net change in unrealized appreciation (depreciation)	(15,598,375)

Net Realized and Unrealized Gain (Loss)	(2,745,778)

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,243,583

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2026	For the Year Ended December 31, 2025
Change in Net Assets:
From Operations:
Net investment income (loss)	$20,989,361	$39,032,772
Net realized gain (loss)	12,852,597	17,620,172
Net change in unrealized appreciation (depreciation)	(15,598,375)	7,748,029

Net increase (decrease) in net assets resulting from operations	18,243,583	64,400,973

Distributions to shareholders	(22,856,268)	(45,326,058)
Tax return of capital to shareholders	—	(386,477)

Total distributions	(22,856,268)	(45,712,535)

Total increase (decrease) in net assets	(4,612,685)	18,688,438
Net Assets:
Beginning of period	655,207,929	636,519,491

End of period	$650,595,244	$655,207,929

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2026 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$18,243,583
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(220,474,232)
Proceeds from sales and maturities of long-term investments	211,578,471
Net purchases, sales and maturities of short-term investments	4,612,893
Net amortization of premium (accretion of discount) on investments in securities	643,899
Net (increase) decrease in dividends and interest receivable and other assets	370,032
Net (increase) decrease in receivable for variation margin on interest rate swap contracts	(17,727)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(176,391)
Net change in unrealized (appreciation) depreciation on investments in securities	15,157,501
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(437,486)
Net realized (gain) loss on investments in securities	(7,796,034)

Cash provided by (used for) operating activities	21,704,509

Cash Flows from Financing Activities:
Dividends and distributions paid	(22,860,733)

Increase (decrease) in cash and restricted cash (including foreign currency)	(1,156,224)
Cash and restricted cash at beginning of period (including foreign currency)	4,645,434

Cash and restricted cash at end of period (including foreign currency)	$3,489,210

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2026, interest paid was $6,956,338.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2026 (Unaudited)—(Continued)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$434,711
Restricted cash	2,164,384
Foreign currency	890,115

Total cash and restricted cash shown on the Statement of Cash Flows	$3,489,210

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2026		For the Year Ended December 31,
Per Share Operating Data:			2025	2024	2023	2022	2021
Net asset value, beginning of period	$22.53		$21.89	$20.53	$20.79	$25.34	$25.99

Income (loss) from investment operations:

Net investment income (loss)(a)	0.72		1.34	1.18	1.05	1.26	1.38
Net realized and unrealized gain (loss)	(0.09)		0.87	1.75	0.29	(4.19)	0.09

Total from investment operations	0.63		2.21	2.93	1.34	(2.93)	1.47

Less dividends and distributions to shareholders from:

Net investment income	(0.79)		(1.56)	(1.54)	(1.42)	(1.45)	(1.40)
Net realized gain	—		—	—	—	(0.05)	(0.72)
Tax return of capital	—		(0.01)	(0.03)	(0.18)	(0.12)	—

Total dividends and distributions to shareholders	(0.79)		(1.57)	(1.57)	(1.60)	(1.62)	(2.12)

Anti-dilutive effect from the issuance of reinvested shares	—		—	—	—	—	0.00 (b)

Net increase (decrease) in net asset value	(0.16)		0.64	1.36	(0.26)	(4.55)	(0.65)

Net asset value, end of period	$22.37		$22.53	$21.89	$20.53	$20.79	$25.34

Market price, end of period	$21.16		$21.17	$20.20	$18.43	$19.02	$26.48

Net asset value total return(c)	3.07	%(d)	10.89%	15.19%	7.72%	-11.31%	5.81%

Market price total return(c)	3.76	%(d)	12.91%	18.41%	5.70%	-22.35%	8.03%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$650.6		$655.2	$636.5	$597.0	$604.5	$735.9

Ratios to average daily net assets:

Expenses	3.33	%(e)	3.67%	4.22%	4.47%	2.48%	1.55%

Expenses (excluding interest expense)	1.20	%(e)	1.20%	1.21%	1.27%	1.23%	1.17%

Net investment income (loss)	6.51	%(e)	6.09%	5.50%	5.28%	5.65%	5.31%

Portfolio turnover rate	22	%(d)	50%	62%	49%	47%	48%

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2026	For the Year Ended December 31,
		2025	2024	2023	2022	2021
Credit Agreement:

Asset coverage ratio for credit agreement	307%	308%	302%	290%	292%	334%

Asset coverage per $1,000 for credit agreement	$3,065	$3,080	$3,021	$2,895	$2,919	$3,336

Amount of loan outstanding (in millions)	$315.0	$315.0	$315.0	$315.0	$315.0	$315.0

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)

Net asset value total return measures the change in net asset value per share over the period indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swap contracts are valued based upon prices provided by a third-party pricing service.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of June 30, 2026 are disclosed in the Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The Fund may enter into interest rate swap contracts to manage interest rate risk. Interest rate swaps that are intended to reduce interest rate risk under the credit agreement seek to do so by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into such interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation) in the Statement of Operations.

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions at a level rate pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the June 30, 2026, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2026: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/14/26	7/31/26	$0.131
8/11/26	8/31/26	$0.131
9/8/26	9/30/26	$0.131

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

trades for all open tax years and has concluded that as of June 30, 2026, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2026, the Fund incurred $287,094 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to interested directors and officers, except for the Chief Compliance Officer who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,905 for the six months ended June 30, 2026.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2026, totaled $217,196,212 and $208,321,104, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2026 and the effect of derivatives held during the six months ended June 30, 2026, if any, along with the respective location in the financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	$153,492		Unrealized depreciation	$81,310

Interest Rate Risk:
Interest Rate Swap Contracts(b)	Receivable for variation margin on interest rate swap contracts	4,024,927	(c)	—	—

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(b)	Not subject to a master netting agreement or another similar arrangement.
(c)

Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities reflects the current day variation margin receivable from the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$2,427,180	$437,486

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	2,602,875	(846,517)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the monthly average volume of the Fund’s interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2026:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$333,598,674	$101,581,822

(a) Average notional amount represents the average for all months in which the Fund had interest rate swap contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents six months for interest rate swap contracts and forward foreign currency exchange contracts.

Note 5. Income Tax Information

As of June 30, 2026, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$930,737,613

Gross unrealized appreciation on investments	$34,915,529
Gross unrealized depreciation on investments	(9,737,595)

Net unrealized appreciation (depreciation) on investments	$25,177,934

As of December 31, 2025, the Fund has a net capital loss carryforward of $72,557,249 which may be used to offset future capital gains. The loss is comprised of $10,448,191 of short-term capital loss carryforward and $62,109,058 of long-term capital loss carryforward, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2026 and year ended December 31, 2025, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 9, 2025, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2026 through December 31, 2026. There is no assurance that the Fund will repurchase shares in any particular amounts or at all.

During the six months ended June 30, 2026 and year ended December 31, 2025, the Fund did not effect any repurchases.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

The Fund has entered into a $315,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a Secured Overnight Financing Rate (SOFR)-based rate. The Fund also pays a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $315,000,000. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on three business days’ notice to State Street.

Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2026, the Fund had outstanding borrowings of $315,000,000 at a current rate of 4.4%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2026, the Fund borrowed an average daily balance of $315,000,000 at a weighted average borrowing cost of 4.4%.

Note 8. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment advisory fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Market Disruption and Geopolitical Risk: Geopolitical and market events (including armed conflicts, terrorism, natural disasters, public health emergencies, trade disputes, tariffs, sanctions, and political or economic instability) can cause significant volatility in global markets and may adversely affect the Fund’s investments. Disruptions to supply chains, sharp movements in commodity prices, and changes in investor sentiment or credit conditions may negatively impact issuers, sectors, or entire regions, even those not directly involved in the originating event.

Recent examples include the ongoing conflicts in Ukraine and the Middle East and increasing political polarization around issues such as trade policy, monetary policy and the U.S. debt ceiling. The rapid development and regulation of artificial intelligence technologies may also introduce uncertainty. The scope, severity, and duration of these risks are difficult to predict, but they could materially reduce the value of the Fund’s investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. These regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cybersecurity Risk: With the increased use of technologies such as the Internet and artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment advisor), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment advisor may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment advisor and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Note 10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2026 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

PROXY RESULTS (Unaudited)

The Fund’s shareholders voted on the following proposals at the annual meeting held on April 22, 2026. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
Michael G. Clark	22,514,957	1,340,974
Dean A. Junkans	22,501,610	1,354,321
Ramona Rogers-Windsor	23,309,399	546,531

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (866) 227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling (866) 227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling (866) 227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s net investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to the Fund’s Chief Compliance Officer

On June 16, 2026, the Board of Directors approved the appointment of Nargis Hilal as the Chief Compliance Officer (CCO) of the Fund effective July 3, 2026. Ms. Hilal previously served as the Fund’s Deputy CCO.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the Board), including a majority of the Directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2026, and at a meeting of the full Board held on June 16, 2026. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive sessions on June 2, 15 and 16, 2026. At the meeting of the full Board on June 16, 2026, the Advisory Agreement was unanimously continued for a term ending June 30, 2027, by the Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment advisory personnel. In addition, the Board considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Advisor’s ability to attract qualified and experienced

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

personnel. The Board also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board considered the investment performance of the Fund compared to Peer Funds and compared to its benchmark. The Board considered that, on a net asset value (NAV) basis, the Fund outperformed the Peer Group medians for the three- and five-year periods ended March 31, 2026, ranking 2 out of 5 peers for each. The Fund represented the Peer Group median for the one- and ten-year periods ended March 31, 2026, ranking 3 out of 5 peers for each period. The Board also noted that, on a NAV basis, the Fund outperformed the linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2026. The Board engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance, as well as the impact of leverage on the Fund’s performance. The Board also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board determined that the Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board considered the fee and expense analyses provided by the independent data provider. The Board noted that the actual management fees at the managed asset level represented the Peer Group median and the actual management fees at the common asset level was lower than the Peer Group median, ranking the Fund 3 out of 5 peers and 2 out of 5 peers, respectively. The Board considered that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking the Fund 1 out of 5 peers for each. The Board also noted that the Fund’s total expense ratio excluding investment-related expenses at the common asset level was lower than the Peer Group median and the Fund’s total expense ratio excluding investment-related expenses at the managed asset level represented the Peer Group median, ranking the Fund 2 out of 5 peers and 3 out of 5 peers, respectively. The Board considered the impact of leverage on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.

The Board also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board determined that the services received under the Administration Agreement are beneficial to the Fund. The Board concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and account balances

•

Transaction history and account transactions

•

Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call (866) 227-0757

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•

Open an account or buy securities from us

•

Provide account information or give us your contact information

•

Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

SHORT DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in short-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling (800) 330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Chief Financial Officer

Steven Frank

Treasurer

Dana A. DeVivo

Secretary and Chief Legal Officer

Nargis Hilal

Chief Compliance Officer and Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol: LDP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Semi-Annual Report June 30, 2026

Cohen & Steers

Limited

Duration

Preferred and

Income Fund (LDP)

LDPSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

Learn about the upcoming change to
Tailored Shareholder Reports:
www.shareholdereducation.com/tsr

COHEN & STEERS ID: XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request.

Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The Registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer (President and Chief Executive Officer)

Date: September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Chief Financial Officer)

Date: September 4, 2026